UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): July 20, 2004


                        Commission File Number 001-14135
                                 OMI CORPORATION
             (Exact name of Registrant as specified in its charter)

        Marshall Islands                        52-2098714
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)              Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902
        Registrant's telephone number including area code: (203) 602-6700

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Item 7. Financial Statements and Exhibits


(c) Exhibits


99 Press release dated July 20, 2004 containing the financial results for the second quarter ended June 30, 2004.



Item 12. Results of Operations and Financial Condition.


On July 20, 2004, OMI Corporation (the "Company") issued a press release announcing its financial results for the second quarter of 2004. The press release is furnished herewith as Exhibit 99.


The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 20, 2004              By:   /s/ Craig H. Stevenson, Jr.
     -----------------                 ---------------------------------
                                       Craig H. Stevenson, Jr. Chairman
                                       of the Board and Chief Executive
                                       Officer



Date: July 20, 2004              By:   /s/ Kathleen C. Haines
     -----------------                ---------------------------------
                                      Kathleen C. Haines
                                      Senior Vice President, Chief
                                      Financial Officer and Treasurer


                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
  -----------    -----------

   99 OMI Corporation press release dated July 20, 2004, the Company's financial results for the second quarter ended June 30, 2004.